Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL DATA

On September 3, 2008, drugstore.com, inc. and certain of its affiliates (“drugstore.com”) and Rite Aid Corporation and certain of its affiliates (“Rite Aid”) entered into an amended and restated main agreement. Under this agreement, drugstore.com will transfer the rights to its local pick-up pharmacy business, which includes prescription refills sold online through the drugstore.com web store or the Rite Aid web store and picked up by customers at Rite Aid stores (“LPU business”), to Rite Aid. In return, Rite Aid will pay drugstore.com approximately $10 million in ten monthly installments through June 17, 2009. Additionally, Rite Aid will pay drugstore.com ongoing marketing services fees for continuing to market Rite Aid’s local pick-up offering on the drugstore.com site during the term of the agreement, which continues for two years unless extended for another year by either party.

The following unaudited financial information reflects the pro forma consolidated statements of operations for the six-month period ended June 29, 2008 and the three years ended December 30, 2007, December 31, 2006, and January 1, 2006 and the related pro forma consolidated balance sheet as of June 29, 2008, giving effect to the discontinuation of the LPU business as if the transaction occurred at the beginning of the period presented.

The pro forma information is not necessarily indicative of the financial position or results of operations of future periods or indicative of results that would have actually occurred had the transaction been completed as of the date thereof or as of the beginning of the periods presented therein. The pro forma adjustments, as described in the accompanying notes to the pro forma consolidated balance sheet and statements of operations, are based upon available information and certain assumptions that we believe are reasonable. The pro forma financial information should be read in conjunction with our consolidated financial statements and notes to consolidated financial statements included in our Form 10-Q for the six-month period ended June 29, 2008 and in our Form 10-K for the year ended December 30, 2007.

drugstore.com, inc.

Pro Forma Consolidated Statements of Operations (Unaudited)

Six Months Ended June 29, 2008

(in thousands, except share and per share data)

	Historical Consolidated(6)	LPU Pro Forma Adjustments(1)	Pro Forma
Net sales	$243,424	$(58,608)	$184,816
Costs and expenses:
Cost of sales	185,031	(51,169)	133,862
Fulfillment and order processing	24,334	(2,388)	21,946
Marketing and sales	17,707	(1,145)	16,562
Technology and content	10,939	—	10,939
General and administrative	10,294	—	10,294
Amortization of intangible assets	455	—	455

Total costs and expenses	248,760	(54,702)	194,058

Operating loss	(5,336)	(3,906)	(9,242)
Interest income, net	379	—	379

Loss from continuing operations	$(4,957)	$(3,906)	$(8,863)

Basic and diluted loss from continuing operations per share	$(0.05)	$(0.04)	$(0.09)

Weighted average shares used in computation of:
Basic and diluted loss from continuing operations per share	96,435,655	—	96,435,655

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

drugstore.com, inc.

Pro Forma Consolidated Statements of Operations (Unaudited)

Year Ended December 30, 2007

(in thousands, except share and per share data)

	Historical Consolidated(6)	LPU Pro Forma Adjustments(1)	Pro Forma
Net sales	$445,723	$(106,392)	$339,331
Costs and expenses:
Cost of sales	341,919	(93,611)	248,308
Fulfillment and order processing	44,200	(4,383)	39,817
Marketing and sales	32,370	(2,290)	30,080
Technology and content	18,258	—	18,258
General and administrative	20,928	—	20,928
Amortization of intangible assets	1,234	—	1,234

Total costs and expenses	458,909	(100,284)	358,625

Operating loss	(13,186)	(6,108)	(19,294)
Interest income, net	1,675	—	1,675

Loss from continuing operations	$(11,511)	$(6,108)	$(17,619)

Basic and diluted loss from continuing operations per share	$(0.12)	$(0.06)	$(0.18)

Weighted average shares used in computation of:
Basic and diluted loss from continuing operations per share	95,350,046	—	95,350,046

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

drugstore.com, inc.

Pro Forma Consolidated Statements of Operations (Unaudited)

Year Ended December 31, 2006

(in thousands, except share and per share data)

	Historical Consolidated(6)	LPU Pro Forma Adjustments(1)	Pro Forma
Net sales	$415,777	$(100,654)	$315,123
Costs and expenses:
Cost of sales	326,036	(89,654)	236,382
Fulfillment and order processing	41,099	(4,128)	36,971
Marketing and sales	29,735	(2,290)	27,445
Technology and content	16,190	—	16,190
General and administrative	15,413	—	15,413
Amortization of intangible assets	2,060	—	2,060

Total costs and expenses	430,533	(96,072)	334,461

Operating loss	(14,756)	(4,582)	(19,338)
Interest income, net	1,730	—	1,730

Loss from continuing operations	$(13,026)	$(4,582)	$(17,608)

Basic and diluted loss from continuing operations per share	$(0.14)	$(0.05)	$(0.19)

Weighted average shares used in computation of:
Basic and diluted loss from continuing operations per share	93,405,405	—	93,405,405

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

drugstore.com, inc.

Pro Forma Consolidated Statements of Operations (Unaudited)

Year Ended January 1, 2006

(in thousands, except share and per share data)

	Historical Consolidated(6)	LPU Pro Forma Adjustments(1)	Pro Forma
Net sales	$399,430	$(96,126)	$303,304
Costs and expenses:
Cost of sales	317,366	(84,660)	232,706
Fulfillment and order processing	39,855	(4,030)	35,825
Marketing and sales	32,810	(2,290)	30,520
Technology and content	12,773	—	12,773
General and administrative	15,791	—	15,791
Amortization of intangible assets	3,004	—	3,004

Total costs and expenses	421,599	(90,980)	330,619

Operating loss	(22,169)	(5,146)	(27,315)
Interest income, net	1,270	—	1,270

Loss from continuing operations	$(20,899)	$(5,146)	$(26,045)

Basic and diluted loss from continuing operations per share	$(0.23)	$(0.06)	$(0.29)

Weighted average shares used in computation of:
Basic and diluted loss from continuing operations per share	90,808,817	—	90,808,817

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

drugstore.com, inc.

Unaudited Pro forma Consolidated Balance Sheets

June 29,2008

(in thousands, except share data)

	Historical Consolidated(7)	LPU Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$16,315	$2,508	(3)	$18,823
Marketable securities	18,931	—		18,931
Accounts receivable, net of allowances	41,706	(30,600	) (2)	11,106
Receivable from Rite Aid	—	9,910	(4)	9,910
Inventories	31,465	(619	) (2)	30,846
Prepaid marketing expenses	2,302	(2,290	) (2)	12
Other current assets	2,834	—		2,834

Total current assets	113,553	(21,091)		92,462
Fixed assets, net	29,147	—		29,147
Other intangible assets, net	4,143	—		4,143
Goodwill	32,202	—		32,202
Prepaid marketing expenses and other	222	—		222

Total assets	$179,267	$ (21,091)		$158,176

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$62,892	$ (28,711	) (2)	$34,181
Accrued compensation	4,913	—		4,913
Accrued marketing expenses	4,004	—		4,004
Other current liabilities	4,362	9,910	(4)	14,272
Current portion of long-term debt	3,048	—		3,048

Total current liabilities	79,219	(18,801)		60,418
Long-term debt, less current portion	4,016	—		4,016
Deferred income taxes	950	—		950
Other long-term liabilities	1,326	—		1,326
Stockholders’ equity:
Common stock, $.0001 par value, stated at amounts paid in:
Authorized shares - 250,000,000, issued and outstanding shares - 96,478,573 as of June 29, 2008	860,548	—		860,548
Accumulated other comprehensive income	17	—		17
Accumulated deficit	(766,809)	(2,290	) (5)	(769,099)

Total stockholders’ equity	93,756	(2,290)		91,466

Total liabilities and stockholders’ equity	$179,267	$ (21,091)		$158,176

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

drugstore.com, inc.

Notes to Unaudited Pro forma Consolidated Financial Statements

(1)	Represents adjustments to eliminate the results of operations of the LPU business that are directly attributable to the Amended and Restated Main Agreement that will not continue.

(2)	Represents adjustments to eliminate the assets and liabilities of the LPU business.

(3)	Represents the net cash to be collected on previously outstanding receivables, payables, and inventory of the LPU business at the time of disposal.

(4)	Represents the receivable from Rite Aid and deferred gain attributable to the payment of $9.9 million for the transfer of the rights to the LPU business to Rite Aid under the Amended and Restated Main Agreement. The gain will be recognized over a ten month period beginning in September 2008.

(5)	Represents the loss on the disposal of the LPU business related to the acceleration of prepaid marketing costs at the time of disposal.

Net proceeds received from previously outstanding receivables, payables, and inventory of the LPU business at the time of disposal	$2,508
Net assets of the LPU business disposed of or settled with Rite Aid	$(4,798)
Receivable from Rite Aid for the transfer of the rights to the LPU business	$9,910
Deferred gain on disposal of the LPU business	$(9,910)

Loss on disposal of the LPU business	$2,290

(6)	Represents the Consolidated Statement of Operations included in our Form 10-Q for the six-month period ended June 29, 2008 or in our Form 10-K for the year ended December 30, 2007.

(7)	Represents the Consolidated Balance Sheet included in our Form 10-Q for the six-month period ended June 29, 2008.